Ex-10.56
Regulation S Securities Purchase Agreement by and between the Company and certain foreign investors executed in October 2001

                                                                   EXHIBIT 10.56


                   REGULATION S SECURITIES PURCHASE AGREEMENT

         This Regulation S Securities Purchase Agreement (the "Agreement") is entered into as of the date set forth below by and between the person whose name is set forth on the signature page hereof (referred to herein as the "Investor") and Telegen Corporation, a California corporation, (the "Company") whose address is 1840 Gateway Drive, Suite 200, San Mateo, California 94404, in connection with the purchase by Investor of 2,000,000 shares of common stock, no par value, (the "Shares") of the Company and three (3) year warrants (the "Warrants") to purchase 500,000 Shares of common stock with an exercise price of $2.00 per share, for an aggregate purchase price of US$1,000,000. The Shares and the Warrants are sometimes referred to herein as the "Units", with each Unit consisting of four (4) Shares and one (1) Warrant.

         The offer and sale of the Units is being made in compliance with and in reliance upon the provisions of Regulation S ("Regulation S") under the United States Securities Act of 1933, as amended (the "Act").

         NOW THEREFORE, in consideration of the representations, warranties and covenants contained herein and for other good and valuable consideration the parties hereto agree as follows:

         1. Issuance and Sale of the Units. The Company hereby agrees to sell to
            ------------------------------
the Investor and the Investor agrees to purchase from the Company 500,000 Units as set forth on the signature page of this Agreement (the "Signature Page") at the aggregate purchase price (the "Purchase Price") of US$1,000,000.

         2.  Representations  and Warranties of the Company.  The Company hereby
             ----------------------------------------------
represents and warrants to the Investor as follows:

                  2.1 Business of the Company.  The Company is a high technology
                      -----------------------
company which is engaged in the business described in the Private Placement Memorandum (the "Memorandum") of the Company dated September 15, 2001. The Units described in the Memorandum differ from the Units referred to herein. The Company's business is also described in its annual reports on Form 10-KSB for the fiscal year ended December 31, 1999 and 2000, quarterly reports on Form
10-QSB for the quarters ended March 31, June 30 and September 30, 2000, and March 31 and June 30, 2001 and Current Reports on Form 8-K dated December 19, 2000, December 6, 2000, December 5, 2000 and Current Reports on Form 8-K/A dated February 8, 2001, and December 11, 2000.

                  The documents referred to in the previous paragraph (collectively the "Disclosure Documents") contain a complete description of the business of the Company, current developments affecting the Company, the management of the Company, including compensation, the principal shareholders of the Company and risk factors involved in the purchase of Units.


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

                  2.2  Organization,  Qualifications  and Corporate  Power.  The
                       ---------------------------------------------------
Company is duly incorporated, validly existing and in good standing under the laws of the state of California and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as the same is now being conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of its properties or the nature of its activities make such qualification necessary except where the failure to be so qualified and in good standing would not have a material adverse effect on its business, operations or financial condition. The Company has the requisite corporate power and authority to execute, deliver and perform this Agreement and to sell, issue and deliver the Units.

                  2.3  Authorization of Agreement.
                       ---------------------------

                           (a) The execution and delivery by the Company of this
Agreement, the performance of its obligations hereunder and the sale, issuance and delivery of the Units have been duly authorized or ratified by all requisite corporate action of the Company and will not violate any provision of United States law, any order of any court or other agency of government, the Company's Articles of Incorporation or Bylaws or any provision of any indenture, agreement or other instrument to which the Company or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

                           (b) The Shares have been duly  authorized  and,  when
paid for and issued in accordance with this Agreement, will be validly issued, fully paid and nonassessable shares of common stock of the Company free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company and not subject to any pre-emptive right of stockholders of the Company or to any right in favor of any person.

                           (c) The  Warrants  constitute  the valid and  binding
obligation of the Company enforceable in accordance with their terms.

                  2.4 Validity.  This  Agreement has been executed and delivered
                      --------
by the Company, and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and subject to general principles of equity. No approval, consent, authorization, order of or filing with any court or governmental authority is required in connection with the sale of the Units to the Investor except as may be required under the laws of the jurisdictions in which the Units are offered and sold.

         3.  Representations  and  Warranties  of the  Investor.  The  Investor,
             --------------------------------------------------
knowing that the Company will rely thereon, represents to the Company that:

                  3.1 Risk Factors. The Investor understands that the Shares offered hereby are highly speculative and involve a high degree of risk. The Investor acknowledges that he or she has carefully reviewed and considered, along with other matters referred to herein, the risk factors set forth herein and in the Disclosure Documents delivered to the Investor.

                  3.2 Offshore Transaction. The Investor represents and warrants
                      --------------------
to the Company that:

                           (a) the Investor is not a U.S. Person as that term is
defined in Rule 902(o) of Regulation S and is a resident of the jurisdiction set forth on the Signature Page;

                           (b) the Units were not offered to the Investor in the
United States;

                           (c) at the time of the  execution  of this  Agreement
and the time of any offer to the Investor to purchase the Units hereunder, the Investor was physically outside the United States;

                           (d) the Investor is  purchasing  the Units for his or
her own account and not on behalf of or for the benefit of any U.S. Person and the sale and resale of the Units have not been prearranged with any U.S. Person or buyer in the United States; and

                           (e)   the Investor is  not  an  underwriter,  dealer,
distributor or other person who is participating, pursuant to a contractual arrangement, in the distribution of the Units offered or sold in reliance on Regulation S.

                  3.3 Independent Investigation. The Investor in subscribing for
                      -------------------------
the Units hereunder has relied solely upon an independent investigation made by the Investor or his or her representatives, if any, and has, prior to the date hereof been given access to and the opportunity to speak with and ask questions of representatives of the Company and to examine all books, records and all material contracts and documents of the Company. In making his or her investment decision to purchase the Units the Investor is not relying on any oral or written representations or assurances from the Company or any other person other than as set forth in this Agreement.

                  3.4 Economic Risk. The Investor  understands and  acknowledges
                      -------------
that an investment in the Units involves a high degree of risk, including, without limitation, limitations on the liquidity of the Units and the Investor is willing the accept such investment risks. The Investor represents that the Investor is able to bear the economic risk of an investment in the Units including a possible total loss of his or her investment. In making this statement the Investor hereby represents and warrants to the Company that the Investor has adequate means of providing for the Investor's current needs and contingencies, can afford to hold the Units for an indefinite period, and as of the date of signing this Agreement has no present need for liquidity of the Units.

                  3.5 No  Government  Recommendation  or Approval.  The Investor
                      -------------------------------------------
understands that no United States federal or state agency or similar agency of any other country has reviewed, approved, passed upon or made any recommendation or endorsement of the Company or the subscription for the Units.

                  3.6 No Directed Selling Efforts in Regard to this Transaction.
                      ---------------------------------------------------------
To the knowledge of the Investor, without any independent investigation, neither the Company nor any person acting for the Company has conducted any "directed selling efforts" in the United States as such term is defined in Rule 902(b) of Regulation S, which in general, means any activity taken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Units being offered in reliance on Regulation S. Such activity includes, without limitation, the mailing of printed material to Investors residing in the United States, the holding of promotional seminars in the United States, and the placement of advertisements with radio or television stations broadcasting in the United States or in publications for the general circulation in the United States that refer to the offering of the Units in reliance on Regulation S.

                  3.7 Company's Reliance on Representations of the Investor. The
                      -----------------------------------------------------
Investor understands that the Units are being offered and sold to him or her in reliance upon specific exemptions from the registration requirements of U.S. securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the applicability of such exemptions and the suitability of the Investor to acquire the Units.

                  3.8 No Public  Solicitation.  The Investor  knows of no public
                      -----------------------
solicitation or advertisement of an offer in connection with the proposed issuance and sale of the Units.

                  3.9 Investment Intent. The Investor is acquiring the Units for
                      -----------------
his or her own account (or a trust account if such Investor is a trustee) for investment and not as a nominee or with a view to the resale or distribution thereof. The Investor represents and warrants to the Company, as of the date of this Agreement, that the Investor has no present plan or intention to sell the Shares in the United States at any predetermined time and has made no predetermined arrangements to sell the Shares.

                  3.10  Investor  Not to Sell or Transfer  Units in Violation of
                        --------------------------------------------------------
the  Securities  Laws.  The  Investor  covenants  that  he,  she or it will  not
---------------------
knowingly make any sale, transfer or other disposition of the Shares in violation of the Act (including Regulation S), the Exchange Act, any applicable

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

State Acts or the rules and regulations of the Securities and Exchange Commission or of any state securities commissions or similar state authorities promulgated under any of the foregoing.

                  3.11 Investor's Power and Authority. The Investor has the full
                       ------------------------------
power and authority to execute, deliver and perform this Agreement. This Agreement when executed and delivered by the Investor will constitute a valid and legally binding obligation of the Investor enforceable in accordance with its terms.

                  3.12 No Tax Advice From  Company or its Agents.  The  Investor
                       -----------------------------------------
has had an opportunity to review the foreign, U.S. federal, state and local tax consequences of this investment (and the transactions contemplated by this Agreement) with his, her or its own tax advisor. The Investor is relying solely on such advisors and not on any statements or representations of the Company or any of its agents and understands that the Investor (and not the Company) shall be responsible for the Investor's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

                  3.13 No Legal Advice From Company or its Agents.  The Investor
                       ------------------------------------------
acknowledges that he, she or it has had the opportunity to review this Agreement (and the transactions contemplated by this Agreement) with his, her or its own legal counsel. The Investor in relying solely on such counsel and not on any statements or representations of the Company or any of its agents for legal advice with respect to this investment or the transactions contemplated by this Agreement except for the representations, warranties and covenants as set forth herein.

                  3.14    No  Short  Sales or  Hedging  Transactions  During the
                          ------------------------------------------------------
Distribution  Compliance  Period  (as  Defined in  Regulation  S).  Neither  the
-----------------------------------------------------------------
Investor nor any of his, her or its affiliates will, directly or indirectly hold or maintain any short position in or engage in hedging transactions with respect to the common stock of the Company or any other securities of the Company.

         4. Indemnification
            ---------------

                  4.1  Indemnity by Investor.  The Investor  agrees to indemnify
                       ---------------------
and hold harmless the Company and its officers and directors from any and all losses which arise as a result of (a) the inaccuracy or breach of any representation or warranty made herein by such Investor, or (b) any breach or failure of the Investor to perform any of the covenants or agreements set forth herein.

                  4.2 Indemnification Procedure. Any indemnified party shall no
                      -------------------------
be liable under this indemnity agreement with respect to any claim made against an indemnified party unless such indemnifying party shall be notified in writing

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

of the nature of the claim within a reasonable time after the assertion thereof. The failure to so notify such indemnifying party shall not relieve it from any liability which it may have otherwise then on account of this indemnity agreement. An indemnifying party shall be entitled to participate at its own expense in the defense of such claim or if it so elects within a reasonable time after receipt such notice to assume the defense of such claim which defense shall be conducted by counsel chosen by it and reasonably satisfactory to the indemnified party, defendant or defendants in any suit so brought; provided, however, the indemnifying party shall not be entitled to assume the defense of such claim if such indemnified party reasonably objects to such assumption on the ground that there may be legal defenses available to such indemnified party different from or in addition to those available to such indemnifying party. In the event that the indemnifying party elects to assume the defense of any such suit and retains such counsel the indemnified party defendant or defendants shall bear the fees and expenses of any additional counsel thereafter retained by such indemnified party. However, in the event that the parties to any such action (including impleaded parties) include the Company or controlling persons thereof and the Investor and representation of all parties would be inappropriate due to actual or potential differing interests among them, then the Investor shall have the right to obtain separate counsel and the Company shall reimburse the Investor for the reasonable fees and expenses of such counsel.

         5. Miscellaneous
            -------------

                  5.1  Survival  of  Agreements.   All  covenants,   agreements,
                       ------------------------
representations and warranties made herein shall survive the execution and delivery hereof.

                  5.2 Parties in Interest.  All  representations,  covenants and
                      -------------------
agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective heirs, executors, administrators, successors and assigns of the parties hereto. Except as otherwise expressly provided herein, nothing in this Agreement is intended to confer upon any other person any rights or remedies hereunder.

                  5.3  Notices.  All  notices,  requests,   consents  and  other
                       -------
communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or telexed or faxed to the addresses or telephone numbers set forth on the Signature Page.


                  5.4  Governing  Law. This  Agreement  shall be governed by and
                       --------------
construed in accordance with the laws of the state of California.

                  5.5  Entire Agreement. This Agreement constitutes the sole and
                       ----------------
entire agreement of the parties with respect to the subject matter hereof.

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


                  5.6   Counterparts.   This   Agreement   may  be  executed  in
                        ------------
counterparts, each of which shall be deemed an original, but taken together shall constitute one and the same instrument.

                  5.7 Amendments.  This Agreement may be amended or modified, or
                      ----------
any provision hereof may be waived, only pursuant to a written instrument executed by all of the parties hereto.

                  5.8 Severability.  If any provision of this Agreement shall be
                      ------------
declared void or unenforceable by a judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.


         IN WITNESS WHEREOF, the parties have executed this Agreement this ___ day of September, 2001.

Investor:  (if an individual)       Investor (other than an individual investing
                                    for his own account)

    /s/ M MOORS
-----------------                   -------------------------------
(Signature)                         (Printed name of Investor)


    M. Moors
--------------------------
(Printed name of Investor)


-------------------------            By:----------------------------
(Signature of joint holder          (Signature of authorized officer
 if applicable)                              or other representative)



-----------------------------       --------------------------------
(Printed name of joint holder,      (Printed name and title of
 if applicable)                               signatory)



Investor's Permanent Address:        Investor's Telephone Number,
                                       including country code:

    REDACTED                                   REDACTED

    England

Investor's country of                Investor's fax number,
jurisdiction or citizenship:         including country code:

    British                                    REDACTED



If this agreement is being executed other than in the jurisdiction set forth above, indicate such location:


----------------------------

Number of Purchased Units:

    500,000

Total Purchase Price:

    US $ 1 million



TELEGEN CORPORATION,
A California corporation



By:    /s/ JESSICA L STEVENS
     ---------------------------



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